Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
NOTE 18. SUBSEQUENT EVENTS
Harvest Health & Recreation
On October 1, 2021 (the “Closing Date”), the Company completed its previously announced acquisition of Harvest Health & Recreation Inc. (“Harvest”) pursuant to an Arrangement Agreement, dated May 10, 2021 (“the Arrangement Agreement”). On the Closing Date, the Company acquired all of the issued and outstanding subordinate voting shares, multiple voting shares and super voting shares (collectively the “Harvest Shares”) of Harvest. Pursuant to the terms of the Arrangement Agreement, holders of Harvest Shares received 0.1170 of a Subordinate Voting Share of the Company for each subordinate voting share of Harvest held. In total, the Company issued an aggregate of 50,874,175 Trulieve Shares, representing a value of $1.4 billion, in connection with the exchange for all of the issued and outstanding Harvest shares.
The acquisition will be accounted for as a business combination in accordance with the Accounting Standards Codification (ASC) 805, Business Combinations. The Company has begun the process to determine the purchase price allocation for the assets acquired and liabilities assumed including estimating the fair values of intangible and tangible assets. Due to the limited time since the acquisition, these estimates and the initial accounting for the business combination have not been completed. As a result, the Company is unable to provide the amounts recognized as of the acquisition date for the major classes of assets acquired and liabilities assumed.
Senior Secured Notes Due 2026
On October 6, 2021, the Company closed its previously announced private placement of 8% Senior Secured Notes (the “Notes”) for aggregate gross proceeds of $350.0 million and net proceeds of $342.6 million. The Notes were issued at 100% face value, bear an interest rate of 8% per annum payable semi-annually in equal installments until the maturity date, unless earlier redeemed or repurchased. The Notes will mature on October 6, 2026 and may be redeemed in whole or in part, at any time from time to time, on or after October 6, 2023 at the application redemption price set forth in the Indenture. The Company used a portion of the net proceeds to redeem certain outstanding indebtedness of Harvest, and intends to use the remaining net proceeds for capital expenditures and other general corporate purposes.

21.	SUBSEQUENT EVENTS
The Company has evaluated subsequent events through March 22, 2021, which is the date these consolidated financial statements were approved by the board of directors of the Company.
On March 22, 2021, we entered into a membership interest purchase agreement with Mountaineer Holding, LLC (“Mountaineer”). Mountaineer holds a West Virginia cultivation license and two dispensary licenses. We expected the transaction to close promptly following regulatory approval.
On March 21, 2021, in accordance with the terms of our Articles, an aggregate of 551,614 outstanding Super Voting Shares converted automatically, without any action by the holders of such Super Voting Shares, into an aggregate of 551,614 Multiple Voting Shares.